                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2000

             METRICOM, INC.                         METRICOM FINANCE, INC.
(Exact name of registrant as specified    (Exact name of registrant as specified
             in its charter)                            in its charter)

                DELAWARE                                   DELAWARE
      (State or other jurisdiction            (State of or other jurisdiction
           of incorporation)                          of incorporation)

               77-0294597                                 77-0529272
  (IRS Employer Identification No.)          (IRS Employer Identification No.)

                0-19903                                 333-91359-01
        (Commission File Number)                   (Commission File Number)


                             980 UNIVERSITY AVENUE,
                        LOS GATOS, CALIFORNIA 95030-2375
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (408) 399-8200


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  EXHIBIT NO.    DESCRIPTION
                  -----------    -----------
                     1.1         Form of Underwriting Agreement and related
                                 Terms Agreement

                     4.1         Form of Supplemental Indenture for Senior Notes



                                       2.

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                          SIGNATURES OF METRICOM, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 7, 2000                      METRICOM, INC.


                                            By:      /s/  James E. Wall
                                                 -------------------------------
                                                     James E. Wall
                                                     Chief Financial Officer





                      SIGNATURES OF METRICOM FINANCE, INC.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 7, 2000                      METRICOM, INC.


                                            By:      /s/  James E. Wall
                                                 -------------------------------
                                                     James E. Wall
                                                     Chief Financial Officer



                                       3.

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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER         DESCRIPTION
   ------         -----------
    1.1           Form of Underwriting Agreement and related Terms Agreement

    4.1           Form of Supplemental Indenture for Senior Notes